UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 13, 2019, STORE Capital Corporation, a Maryland corporation (the “Company”), completed the issuance of $663,000,000 aggregate principal amount of STORE Master Funding Net-Lease Mortgage Notes, Series 2019-1 (the “Notes”) by STORE Master Funding I, LLC; STORE Master Funding II, LLC; STORE Master Funding III, LLC; STORE Master Funding IV, LLC; STORE Master Funding V, LLC; STORE Master Funding VI, LLC; STORE Master Funding VII, LLC; and STORE Master Funding XIV, LLC (together, the “Issuers”). Each of the Issuers is a Delaware limited liability company and a wholly owned, special purpose, bankruptcy-remote, indirect subsidiary of the Company. Notes in the aggregate principal amount of $508,000,000 were issued to qualified institutional investors (the “Class A Notes”). The remaining Notes, in the principal amount of $155,000,000, were issued to an affiliate of the Company (the “Class B Notes”). In connection with the issuance, the Company will cancel and surrender existing class B Notes previously issued by the Issuers in prior series.

The Company and the Issuers entered into a Note Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC (together, the “Initial Purchasers”), pursuant to which the Issuers sold the Class A Notes to the Initial Purchasers in reliance on certain exemptions from registration under the Securities Act of 1933, as amended (the “Act”) and upon certain representations and warranties made by the Initial Purchasers in the Purchase Agreement. The Purchase Agreement also contained customary representations, warranties and agreements by the Company and the Issuers.

The Notes

The Notes were issued in five classes: (i) Class A-1 (AAA), (ii), Class A-2 (AAA), (iii) Class A-3 (A+), (iv) Class A-4 (A+) and (v) Class B (BBB), with such classes bearing the following initial principal amounts, annual interest rates, anticipated repayment dates, and Standard & Poor’s ratings, respectively:

Class	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rating (S&P)
A-1 (AAA)	$82,000,000	2.82%	November 2026	AAA(sf)
A-2 (AAA)	$244,000,000	3.65%	November 2034	AAA(sf)
A-3 (A+)	$46,000,000	3.32%	November 2026	A+(sf)
A-4 (A+)	$136,000,000	4.49%	November 2034	A+(sf)
B (BBB)	$155,000,000	5.48%	November 2034	BBB(sf)

The Company and the Issuers intend to use the net proceeds from the sale of the Class A Notes to refinance or repay certain indebtedness, fund certain reserves, pay fees and expenses related to the issuance and fund other general corporate purposes. The Class B Notes are being retained by an affiliate of the Company and some or all of them may be sold in the future.

Indenture and Indenture Supplement

The Notes were issued pursuant to the Seventh Amended and Restated Master Indenture, dated as of November 13, 2019 (the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”) and are governed by the Series 2019-1 Supplement to the Indenture entered into by the Issuers and the Indenture Trustee on November 13, 2019 (the “Indenture Supplement”). From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto. The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers and any Co-Issuer.

Under the Indenture, the Notes are subject to events of default that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. The Notes are subject to early amortization events that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (i) the average cash flow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the anticipated repayment date for such class of notes. The occurrence of an early amortization event or an event of default could result in the early amortization of the Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

Property Management and Servicing Agreement

In connection with the issuance of the Notes, the Company also has entered into the Sixth Amended and Restated Property Management and Servicing Agreement, dated as of November 13, 2019 (the “Property Management Agreement”), among the Issuers, the Company, KeyBank National Association (“KeyBank”) and the Indenture Trustee. Under the Property Management Agreement, the Company serves as the property manager and special servicer and is responsible for servicing and administering the assets securing the Notes. KeyBank acts as the back-up manager and sub-manager and, among other things, is responsible for collecting and remitting monthly lease payments and other amounts to the Indenture Trustee on behalf of the Company.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to the types of business they may conduct and other customary covenants for a bankruptcy-remote special purpose entity. The Property Management Agreement and the Indenture permit the Issuers to substitute real estate collateral from time to time for assets securing the Notes subject to certain conditions and limitations. The Property Management Agreement requires the Company to make reimbursable advances of principal and interest in respect of the Notes and reimbursable servicing advances in respect of the collateral under certain circumstances.

The foregoing description in this Item 1.01 is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Indenture Supplement and the Property Management Agreement, which are attached to this Report as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Seventh Amended and Restated Master Indenture, dated as of November 13, 2019, by and among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, and STORE Master Funding XIV, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to Net-Lease Mortgage Notes.

4.2	Series 2019-1 Indenture Supplement, dated as of November 13, 2019, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, and STORE Master Funding XIV, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee.

10.1	Sixth Amended and Restated Property Management and Servicing Agreement, dated as of November 13, 2019, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, and STORE Master Funding XIV, LLC, each a Delaware limited liability company, collectively as issuers, STORE Capital Corporation, a Maryland corporation, as property manager and special servicer, KeyBank National Association, as back-up manager, and Citibank, N.A., as indenture trustee.

99.1	Press release dated November 13, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: November 14, 2019
	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President – General Counsel